[USAA                    USAA SCIENCE & TECHNOLOGY FUND
EAGLE                   SUPPLEMENT DATED FEBRUARY 6, 2008
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2007


Effective February 1, 2008, Nicolas B. Boullet began managing a portion of the technology portfolio of the USAA Science & Technology Fund. He will cover mid-cap business services, education companies, and other selected technology stocks. The following language has been inserted immediately after the paragraph referencing Eric Stromquist on page 7 of the Fund's propsectus.

NICOLAS B. BOULLET, assistant vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 2005. Prior to joining Wellington Management in 2005, he held various positions at Ingenio, a technology start-up firm in San Francisco (2000-2003), worked in the Internet Division of NBC in New York (1999-2000), and was a Financial Analyst in the M&A group at Morgan Stanley in London (1997-1999). Education: BS in finance, the Ecole Superieure des Sciences Economiques et Commerciales (ESSEC) in Paris, France; and an MBA, Massachusetts Institute of Technology.

In addition, Joseph Schwartz has announced his plan to retire from Wellington Management effective June 30, 2008.

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